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  NUMBER                                                               SHARES
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                       PRUDENTIAL-BACHE EQUITY FUND, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND

                                                      ----------------------
ACCOUNT NO.  ALPHA CODE                                  CUSIP 744298 10 0
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                                                          SEE REVERSE FOR
                                                         CERTAIN DEFINITIONS

THIS IS TO CERTIFY THAT

is the owner of

      FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.01 EACH OF THE COMMON STOCK OF

 ---------------------PRUDENTIAL-BACHE EQUITY FUND, INC.-----------------------

hereafter called the "Corporation", transferable on the books of the Corporation by the owner in person or by duly authorized attorney upon surrender of this Certificate properly endorsed.

      This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Charter and By-Laws of the Corporation and all amendments thereof, copies of which are on file at the office of the Corporation, to all of which the holder, by acceptance hereof assents.

      This Certificate is not valid unless countersigned by the Transfer Agent.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in its name by its proper officers and to be sealed with its Corporate Seal.

[SEAL]       Dated:


                         /s/                            /s/
                              Secretary                      Vice President

COUNTERSIGNED:

      PRUDENTIAL MUTUAL FUND SERVICES, INC.
               (NEW JERSEY)
                              TRANSFER AGENT.


BY ____________________________
     Authorized Signature

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      The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common             UNIF GIFT MIN ACT--...Custodian....
                                                               (Cust)   (Minor)
TEN ENT -- as tenants by the entireties        under Uniform Gifts to Minors Act

JT TEN  -- as joint tenants with right          ______________________
           of survivorship and not as tenants          (State)
           in common
                Additional abbreviations may also be used though not in the above list.

      For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------  ________________________________________

________________________________________________________________________________
Please print or typewrite name and address including postal zip code of assignee

________________________________________________________________________________

________________________________________________________________________________

_______________________________________________________________________ Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint __________________________________

Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, _______________________

                                         _______________________________

      NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

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                   THIS SPACE MUST NOT BE COVERED IN ANY WAY